SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Callaway Golf Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Field:

CALLAWAY GOLF COMPANY

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Tuesday, May 18, 2010

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/ely

This communication is not a form for voting and it presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.

Please make your request for a copy as instructed below on or before May 4, 2010 to facilitate timely delivery.

CALLAWAY GOLF

COMPANY

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone: 1-888-313-0164

(outside of the U.S. and Canada call 201-680-6688).

Email: shrrelations@bnymellon.com

(you must reference your 11-digit control number in your email)

Internet: http://www.proxyvoting.com/ely

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy card. You cannot use this notice to vote your shares.

To Our Shareholders:

The 2010 Annual Meeting of Shareholders (the “Annual Meeting”) of Callaway Golf Company, a Delaware corporation (the “Company”) is scheduled to be held at the Callaway Golf Company Headquarters, 2180 Rutherford Road, Carlsbad, California 92008, at 10:00 a.m. (PDT), on Tuesday, May 18, 2010, to consider and vote upon the following matters:

(1) to elect as directors the nine nominees named in the Proxy Statement;

(2) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending

December 31, 2010; and (3) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” Items 1 and 2.

The Board of Directors has fixed the close of business on March 22, 2010 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

*Approximate date of mailing to Shareholders of this Notice of Internet Availability of the Company’s Proxy Materials is April 8, 2010.

PLEASE SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT HOW TO

OBTAIN YOUR PROXY MATERIALS, WHICH IS DIFFERENT FROM PRIOR YEARS CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO

VOTE YOUR PROXY ELECTRONICALLY.

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Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on the last page of the Proxy Statement.

Meeting Location:

Callaway Golf Company Headquarters 2180 Rutherford Road Carlsbad, California 92008

The following materials are available for you to review online:

• the Company’s Proxy Statement for the 2010 Annual Meeting (including all attachments thereto); • the Company’s Annual Report for the year ended December 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)

Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet: http://www.proxyvoting.com/ely

The Proxy Materials for Callaway Golf Company are available to review at:

http://www.proxyvoting.com/ely

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

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